Exhibit 99.1

InvestorPresentation October 2021 1

Preliminary Matters This presentation relates to Independence Contract Drilling, Inc. (the “Company”). Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future revenues, income and capital spending. Our forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “plan,” “goal,” “will” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, contingencies and uncertainties include, but are not limited to, the following: inability to predict the duration or magnitude of the effects of the COVID-19 pandemic on our business, operations, and financial condition and when or if worldwide oil demand will stabilize and begin to improve; decline in or substantial volatility of crude oil and natural gas commodity prices a sustained decrease in domestic spending by the oil and natural gas exploration and production industry; fluctuation of our operating results and volatility of our industry; inability to maintain or increase pricing of our contract drilling services, or early termination of any term contract for which early termination compensation is not paid; our backlog of term contracts declining rapidly; the loss of any of our customers, financial distress or management changes of potential customers or failure to obtain contract renewals and additional customer contracts for our drilling services; overcapacity and competition in our industry; an increase in interest rates and deterioration in the credit markets; our inability to comply with the financial and other covenants in debt agreements that we may enter into as a result of reduced revenues and financial performance; unanticipated costs, delays and other difficulties in executing our long-term growth strategy; the loss of key management personnel; new technology that may cause our drilling methods or equipment to become less competitive; labor costs or shortages of skilled workers; the loss of or interruption in operations of one or more key vendors; the effect of operating hazards and severe weather on our rigs, facilities, business, operations and financial results, and limitations on our insurance coverage; increased regulation of drilling in unconventional formations; the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment; and the potential failure by us to establish and maintain effective internal control over financial reporting. ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ ◼ All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this presentation and in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K. Further, any forward-looking statement speaks only as of the date of this presentation, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Adjusted Net Income or Loss, EBITDA and adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company’s management believes adjusted Net Income or Loss, EBITDA and adjusted EBITDA are useful because such measures allow the Company and its stockholders to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to its financing methods or capital structure. See non-GAAP financial measures at the end of this presentation for a full reconciliation of Net Income or Loss to adjusted Net Income or Loss, EBITDA and adjusted EBITDA. 2

Independence Contract Drilling Fleet 100% Dual-Fuel Enabled / Electric Hi-Line Capable: Substantial GHG Reduction / Elimination Dual-Fuel Enabled Fleet Highest Asset Quality Highest Asset Quality 100% Super Spec - Pad Optimal Marketed Fleet with Best Geographic Focus Premium Operating Locations Free Cash Flow Yield Poised for Significant Free Cash Flow Yields Geographic Locations Focused on Most Prolific Oil and Natural Gas Producing Regions Market Share Gains Customer Focused Market Share Gains Driven By 300 Series Rigs and Overall Market Consolidation Improving Dayrates Customer Focused and Proven Operational Excellence Improving Dayrates and Utilization Driven by Market Fundamentals 3

Operational and Financial Update Third Quarter 2021 ◼Operating rigs: Exited the quarter with 15 rigs operating and 16th rig scheduled for reactivation in October 2021 ◼Revenue Days: Expect to report approximately 1,271 revenue days ◼Revenue and Margin Per Day: Expect to report 3Q 2021 revenue per day ranging between $16,950 and 17,150, and margin per day ranging between $3,400 and $3,500, with higher labor costs slightly impacting the quarter ◼Adjusted EBITDA: Expect to report Adjusted EBITDA ranging between $650,000 and $775,000 for the quarter, representing a 276% to 310% sequential improvement from 2Q’21 ◼Ending Financial Liquidity: Expects to report financial liquidity at September 30, 2021, of approximately, $30 million(1) Outlook Operating rigs: Expect to reactivate 17th rig at year-end 2021 Revenue Days: Expect to report 1,380 to 1,390 revenue days during Q4’21 based on current reactivation schedules and several rigs expected to transition between customers during the quarter. Represents sequential improvement of 9% compared to Q3’21 levels Revenue Per Day and Margin Per Day: Continued focus on shorter-term, pad-to-pad contracts expected to drive continued sequential improvements in revenue per day and margin per day during Q4’21 and 2022. Seven rigs rerate during Q4’21 and eight at the end of Q4’21, which will partially benefit Q4’21 revenue and margins and fully benefit Q1’22 revenues and margins. ◼ ◼ ◼ Fourth Quarter 2021: Currently expect sequential increases in Q4’21 revenue per day of 5% to 7% compared to Q3’21 levels, and sequential increases in Q4’21 margin per day of 28% to 32% compared to Q3’21 levels First Quarter 2022: Currently expect further sequential increases in Q1’22 revenue per day of 20% to 22% compared to Q3’21 levels, and further sequential increases in Q1’22 margin per day of 100% to 102% compared to Q3’21 levels • • (1) Cash on hand, plus estimated availability under revolving credit facility, term loan accordion and equity line of credit 4

Introduction: NYSE: ICD Sector’s only publicly-traded, pure-play, pad-optimal, super-spec, drilling contractor focused solely on North America’s most attractive oil and natural gas basins Research past three years: 2019, 2020 and 2021 5 Best-in-Class Asset Quality and Geographic Focus ◼Marketed fleet comprised entirely of pad-optimal, super-spec rigs ◼Established presence in oil rich Permian and Eagle Ford plays ◼Leading presence in natural gas rich Haynesville and East Texas regions ◼Increasing market penetration of 300 Series rigs ◼All rigs software-optimization-capable High Quality Customer Base Supported by Industry Leading Customer Service and Operations ◼#1 ranked land contract driller for service and professionalism by Energy Point ◼Established relationships with publics and well-capitalized private operators ◼Industry leading and scalable safety, maintenance and financial systems Returns & Free Cash Flow Generation ◼Steadily increasing utilization and spot dayrates as market recovers from COVID-19 impacts drives potential for significant free cash flow generation and yields ◼Increasing market penetration of 300 Series rigs ◼Scalable cost structure for organic growth / M&A opportunities ESG Focus ◼Marketed fleet 100% dual-fuel and hi-line power capable ◼Omni-directional walking reduces operational footprints and environmental impacts ◼Increasingly diverse workforce: over 25% from under-represented groups ◼Shareholder alignment: executive comp substantially at-risk/ performance based ◼Leading presence in natural-gas-rich Haynesville and East TX regions

ICD Operations Strategically Focused on the Most Prolific Oil and Natural Gas Producing Regions in the United States

14 "300" Series ShaleDriller Rigs[(1)]

- 1,500 – 2,000 HP drawworks; 25K+ racking / 1M lb. hook with only modest capex
- Three pump / four engine capable; drilling optimization software capable
- Targeting developing market niche for larger diameter casing strings and extreme laterals
- Dual-Fuel enabled / Hi-Line Electric Power Capable
- Hi-torque top drive

17 "200" Series ShaleDriller Rigs

- 1,500 HP drawworks; 20K+ racking / 750K lb. hook
- Three pump / four engine capable; drilling optimization software capable
- Dual-Fuel / Hi-Line Electric Power Capable

One "100" Series ShaleDriller Rig

- 1,000 HP drawworks
- Three pump / four engine capable; drilling optimization software capable
- Dual-Fuel enabled / Hi-Line Electric Power Capable


New Mexico
Oklahoma
Arkansas
Texas
Louisiana
ICD owned or leased location
ICD Operating Area

ICD CURRENT ACTIVE MARKETED FLEET: 24 RIGS
AVERAGE RIG AGE: 6.71 YEARS[(2)]

(1) Includes two 200 Series rigs scheduled for conversion (aggregate capex < $1M)
(2) Based upon date of first well spud following rig construction or material upgrade

6

Maximizing Returns by Strategically Marketing ICD Fleet Across Target Markets Oklahoma New Mexico Arkansas Texas Louisiana Permian – Delaware Basin 300 Series Target Market Haynesville/ETX 300 Series Target Market Permian – Midland Basin 200 Series Target Market Eagle Ford/STX 200 Series Target Market 7

Geographic Mix and Customer Relationships Current ICD Operating Rigs by Basin(1) Strong Customer Base Recent ICD Customers STX / Eagle Ford 3 Haynesville/ ETX 4 Permian 9 (1) Includes 16th rig scheduled for reactivation Oct ‘21 (2) Occidental Petroleum Corporation via Anadarko Petroleum acquisition; ConocoPhillips via Concho 8 (2) (2)

Since Beginning of Pandemic Recovery ICD Fleet Utilization Growth Substantially Outperforming Overall Market Cumulative Percentage Increase in Rig Count Since Pandemic Trough 500% 450% 400% 350% 300% 250% 200% 150% 100% 50% 0% Q3'20 (trough) Q4'20 Q1'21 Q2'21 Q3'21 US Land Rig Count % Growth ICD Operating Rig Count % Growth Source: BHI Rig Count. Includes reactivation of ICD 16th Rig. 9

300 Series Rigs Leading Acceleration in Fleet Utilization and Transformation of ICD Operating Fleet Compared to Pre-COVID levels

ICD Operating Fleet Composition



30
25
20
15
10
5
0
13% 300 Series
Operational Goal: 60% 300 Series
Precovid (1Q'20)
3Q'20
4Q'20
1Q'21
2Q'21
3Q'21
17 Rig Operating Fleet
20 Rig Operating Fleet
24 Rig Operating Fleet
Avg ICD 300 Series Rigs
Avg ICD Working Rigs

ICD 300 Series Rigs

- Rigs meeting these specs command highest dayrates when matched with customers requiring such specification
  - 14 total 300 Series rigs in ICD fleet. Expect these rigs to represent majority of future rig reactivations and growing % of ICD's overall operating fleet
  - Target operating fleet composition: In a market where ICD increases its operating rig count above 17 rigs, 300 Series rigs are expected to eventually represent more than half of ICD's operating fleet, *representing a substantial transformation compared to pre-pandemic levels*
- Target customers requiring larger racking capacity, hookload, high-torque drill pipe: predominantly Delaware Basin and Haynesville
- Minimal excess capacity for rigs meeting 300 Series specification
- Acquired by ICD in 4Q 2018 Sidewinder Merger – current recovery represents first opportunity for ICD to market and place these rigs with customers in an improving rig count environment

10

ICD Performance Meeting and Exceeding Customer Expectations ICD has been the #1 ranked U.S. Land Driller for Service and Professionalism for the past three years by Energy Point Research’s independent customer survey Independence Contract Drilling was one of only three land drillers recognized in 2021 by Energy Point Research in the Overall Total Satisfaction category of its customer survey. 11

Defining a Pad-Optimal Super-Spec Rig

Omni-Directional Walking

1500 HP Drawworks

High-Pressure Mud Systems (7500 psi)

Fast Moving

AC Programmable

Fleet must have flexibility to provide differing equipment packages to meet particular requirements of E&Ps' drilling programs

- Three pump / four engine: 100% of ICD marketed fleet
- High-Torque top drive: 50% of ICD marketed fleet
- Enhanced racking (25K ft) and hookload (1M lb.) capable: 50% of ICD marketed fleet
- Drilling optimization software capable: 100% of marketed fleet
- Dual-fuel / Electric Hi-line capable: 100% of marketed fleet



Total U.S. Pad-Optimal Super-Spec Supply: ~620 Rigs(1)


170 Upgradeable Rigs(2)
450 Pad Optimal Rigs

(1) Source: Enverus and Company estimates. Includes AC, 1500HP+, 750000lb+ Hookload. Excludes rigs not operating since 2018 and rigs owned by non-operating entities
(2) 1500HP AC Rigs with skidding systems upgradeable to omnidirectional walking. Capex estimated at $5M+ per rig.

12

Drivers for Expected Improvements in Pad-Optimal Utilization / Dayrates Accelerating rig count with improving fundamentals Rapidly normalizing demand for oil Constructive U.S. natural gas supply / demand fundamentals Rapidly decreasing drilled-but-uncompleted (DUC) inventories Pad Optimal market share consolidating within few players with ICD utilization growth outpacing overall market U.S. land pad optimal, super-spec fleet approaching 80% utilization 13

U.S. Land Rig Count has Trailed Commodity Price Recovery but is Expected to Accelerate Quickly U.S. Average Land Rig Count vs WTI 1,200 80 Current WTI Price(1) 70 1,000 60 800 50 600 40 2022 Average U.S. Land Rig Count Estimates Avg: 548(2) 30 400 20 200 10 0 0 Avg U.S. Land Rig Count Avg WTI Price Source: Baker Hughes, EIA (1) As of October 1, 2021 (2) Average Estimates per JP Morgan, Morgan Stanley, Wells Fargo, Evercore, Spears, Rystadt, Piper Sandler 14 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21

Rapidly Normalizing Demand for Oil Quarterly Worldwide Oil Demand as a % of 2019 Demand 100% 98% 96% 94% 92% 90% 88% 86% 84% 82% 80% 2019 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'21 Q3'21 Q4'21 Source: EIA Short-Term Energy Outlook 15 Trough demand: (17%) vs 2019 daily average Demand expected to reach/exceed 2019 levels by Q3’22

Decreasing DUC Inventories Should Drive Incremental Drilling Activity

U.S. Drilled-But-Uncompleted Well (DUC) Inventory Compared to Completed Wells over Time



DUC Inventories
10,000
9,000
8,000
7,000
6,000
5,000
4,000
Completed Wells
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Duc Inventory
Completed Wells (Spuds, Completions, DUCs)

Source: EIA

16

Consolidating Pad Optimal Super-Spec Market 2018 Total Industry Operating Rigs in ICD Primary Target Mkts: TX, NM, LA 2021 Total Industry Operating Rigs in ICD Primary Target Mkts: TX, NM, LA 12% 12% 24% 34% 54% 64% Legacy Rigs(1) Pad Optimal: Top Public Contractors(2) Pad Optimal: Other Contractors (1) SCR, Mechanical and AC below 1500hp (2) HP, PTEN, NBR, PDS, ESI, ICD; includes PTEN planned acquisition of Pioneer Energy Services; Includes upgradeable AC rigs Source: Enverus as of 6/30/18 and 9/24/21 17

Total U.S. Pad Optimal Fleet Utilization Approaching 80% in an Improving Market Should Drive Incremental Dayrate Increases 500 Drivers for increasing rig count and improving U.S. pad-optimal super-spec fleet utilization and dayrates include: 450 400 Strong oil and natural gas commodity price environment 350 ◼ 300 Substantially declining DUC inventories ◼ 250 2022 E&P Capex Budgets reset higher based upon current commodity price environment ◼ 200 150 Increasing size and complexity of well pads and depth and length of well laterals ◼ 100 50 Increasing rig reactivation costs (minimal idle pad optimal – super-spec rigs that have not been stacked less than 18 months) ◼ 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 (1) AC, walking, 1500HP+, 750,000lb hookload +, 3 pumps (7500psi) /4 engines; excludes rigs stacked as of FYE 2018, skidding rigs and rigs held by non-operating entities (2) Source: Enverus and Company estimates 18 9/24/21 12/31/18 Pad Optimal Operating Rigs: U.S. Land (2) 80% Utilization Estimated Pad Optimal Fleet Estimated Pad Optimal Supply(1)

ESG and Sustainability Focused performance-based, and thus closely aligned with shareholder interests goals and metrics (1) As of Aug 1, 2021 19 Environment ICD operations substantially reduce GHG emissions and environmental footprints at the wellsite ◼100% of ICD marketed rigs are dual-fuel enabled and high-line capable, permitting substantial reduction and elimination of GHG emissions at the wellsite from rig operations ◼100% of ICD rigs utilize omni-directional walking systems that enable large-scale pad operations which substantially reduces environmental footprints at the wellsite ◼100% of ICD rigs utilize energy-efficient LED lighting and/or crown lighting which substantially reduces energy use and “dark sky” environmental impacts ◼ICD is a leading provider of contract drilling services in the natural gas producing regions located in ETX/Haynesville areas which are expected to become increasingly relevant as energy transition efforts continue to develop and accelerate Social ICD believes our people are our greatest resource and continuously focuses on creating a culture where employee safety, opportunity, well-being and development is prioritized ◼ICD utilizes leading safety management and training systems. 100% of ICD employees completed social, ethics and compliance training in 2020 ◼ICD is committed to a culture of diversity and inclusion - over 25% of ICD’s workforce is currently comprised of historically underrepresented groups(1) ◼ICD provides industry leading health and welfare benefits focused on employee well-being ◼ICD actively participates in community outreach programs in regions where we operate Governance ICD’s Board prioritizes shareholder alignment and ESG initiatives that benefit all stakeholders and the environment ◼Board level oversight of ESG goal setting, performance and outreach ◼100% of ICD 2021 Executive LTIP compensation substantially at-risk and ◼Executive compensation structures include safety, environmental and other ESG

ICD ShaleDriller Rigs Substantially Reduce and Eliminate GHG Emissions at the Wellsite



Utilizing natural gas rather than diesel substantially reduces GHG emissions. ICD customers routinely use field natural gas to power our rigs, providing even more significant positive impacts on the environment. The first rig ICD built in 2012 was equipped with Dual-Fuel engines and today 100% of ICD's marketed fleet is equipped with Dual-Fuel capabilities.

Dual Fuel Equipped
100% of ICD's Rigs



Similar to an electric car, utilizing the electric grid to power a rig's engines substantially eliminates GHG emissions at the wellsite. All ICD rigs are capable of running on Hi-Line Electric Power. ICD began operating rigs on Hi-Line Electric power in 2019 and continually markets this option to its customers where operational infrastructure permits

Hi-Line Electric Power Capable
100% of ICD's Rigs



In 2019, ICD converted all of its rigs from fluorescent lighting to LED lighting and is in process of converting all of its rigs from traditional lighting to crown lighting systems. LED and crown lighting systems substantially reduce energy use and eliminate light pollution, in particular in environmentally sensitive areas where "dark sky" environmental issues exist.

LED / Crown Lighting
100% of ICD's Rigs

20

Drivers Towards Returns / Free Cash Flow Through Oil and Gas Cycle cash flows improvements in cost-per-day metrics (1) Baker Hughes as of 8.14.20 and 8.6.21 21 Improving Fleet Utilization ◼Since pandemic trough in Aug ‘20, ICD rig count has increased 400% compared to overall rig count increase of 100%(1) ◼ICD rig count poised to increase with further increases in overall US rig count weighted to ICD target markets and pad optimal / super spec rigs ◼ICD expects continued market penetration and increased utilization of its 300 Series rigs Increasing Dayrate Momentum ◼In response to post-pandemic recovery, spot dayrates are steadily rising ◼Increasing 300 Series market penetration expected to drive sequential dayrate improvements ◼Short-term contract structures allow ICD to steadily reprice contracts into an improving dayrate environment, driving sequential improvements in revenue-per-day statistics ◼U.S. pad-optimal fleet utilization expected to approach 80% with continuing improvements in U.S. rig count during the remainder of 2021 and during 2022 Scalable Cost Structure Drives Substantial Improvements in Cash Flows ◼Costs to operate a rig do not fluctuate meaningfully with increases in dayrates – dayrate improvements fall directly to bottom line driving incremental margins and ◼Increasing rig utilization drives operating efficiencies expected to result in steady ◼Scalable SG&A cost structure: minimal increases in SG&A as operating fleet and revenues increase as COVID-19 pandemic recovery continues

ICD Margins Already Expanding in Market Recovery


$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
4Q'18
FYE'19
FYE'20
1Q'21
2Q'21
3Q'21 Forecast
4Q'21 Forecast
1Q'21 Forecast
Margin Per Day
Revenue Per Day
Cost Per Day

In a continuing market recovery and improving rig count environment, the following factors are expected to positively impact ICD revenues, costs, and margin per day compared to Pre-COVID periods:

- 300 Series rig pricing and differentiation
- Efficiency improvements made in 2018 and 2019 following Sidewinder Merger(1) and in response to COVID expected to be fully realized and drive additional cost savings
- Cost savings from economies of scale
- Current short-term contract structures permit steady repricing of contracts into an improving market

(1) Sidewinder Merger closed 10/1/2018
(2) Guide: Represents Company forecasts provided on 2Q'21 Earnings Conference Call held 8/4/21

22

ICD Operating Leverage Potential in an Improving Market Adjusted Annualized EBITDA Potential Across Various Dayrate/Operating Rig Scenarios ICD has significant operating leverage potential in an improving market in which dayrates and operating rig utilization is increasing Based upon current market conditions, ICD expects to exit FYE 21 with 17 operating rigs generating an estimated 1Q 2022 revenue per day of $20K or higher Indicative potential Adjusted EBITDA and FCF based upon the following additional assumptions: ($000s) $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $-16 Operating Rigs 17 Operating Rigs 20 Operating Rigs 24 Operating Rigs 19K 20K 21K 22K 23K Free Cash Flow (FCF) Potential Across Various Dayrate / Operating Rig Scenarios Cash SG&A: $13.6 million, reflecting reinstitution of pre-COVID wage scales Cost Per Day: $13.1K per day, reflecting reinstitution of pre-COVID wage scale as well as economies from increasing operating rigs Maintenance capex: $1K per operating day Excludes estimated costs / capex to reactivate additional rigs: ◼ ($000s) $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $-◼ ◼ ◼ Rigs 18-20: ~$2.0-$2.5M per reactivation Rigs 21-23: ~$4.0M per reactivation Rig 24 (100 Series): <$500K • 16 Operating Rigs 17 Operating Rigs 20 Operating Rigs 24 Operating Rigs • • 19K 20K 21K 22K 23K Note: Adjusted EBITDA defined as earnings before interest expense, tax expense depreciation expense and stock-based compensation expense. FCF defined as Adjusted EBITDA less tax expense, interest expense and maintenance capital expenditures. Excludes changes in working capital and growth capex. 23

ICD undervalued compared to other public land drilling contractors based on key valuation metrics and comparison to recent M&A transactions 2021 H&P rig sale to ADNOC $87 NA NA $10.8 Competitor A 9.3x 98% 9.1 PTEN announced acquisition of PES(8) 2021 $245 NA NA 9.8 Competitor B 6.2x 94% NA Competitor C(5) 7.5x 98% 10.2 Nabors Canadian asset sale to ESI(9) 2021 $96 NA NA 8.0 Competitor D 5.7x 72% NA ESI acquisition of Trinidad 2018 $722 7.8X 6.0x 4.8 Competitor E(5) 5.9x 68% NA AKITA acquisition of Xtreme Drilling 2018 $162 NMF 12.9x 10.1 (1) (2) (3) (4) Source: Capital IQ; Refinitiv. As of September 17, 2021 Enterprise value calculated as equity market value plus net debt, preferred equity and minority interest less equity investments Tangible Adjusted Book Value calculated as book value of equity plus total debt and minority interest less equity investments, cash, goodwill and intangible assets Ratio of EV to super-spec rig excludes minority interest, equity investments and an estimated allocation attributable to international and non-contract drilling activities. Super-Spec rig count based on Company estimates and Enverus and includes upgradeable skidding AC rigs. ICD valuation based on 24 marketed super-spec rigs Proforma for recently disclosed transactions Proforma for $10 million PPP loan forgiveness Sources: public filings Assumes only the Land Drilling business (including international), assuming non-land drilling business valued at $50 million Assumes all of the transaction value attributed to 12 high-spec AC rigs (5) (6) (7) (8) (9) 24 Median7.8x10.95x$8.9 Median6.2x94%9.7 ICD(6) 5.2x45%6.6 Summary Of Recent M&A Transactions(7) YearTransaction Transaction Value to: TransactionTTMProjectedTotal ValueEBITDAEBITDARigs Public Company Valuation Metrics Enterprise Value(2) to: 2022Tangible Adj.Super-Spec EBITDA (P)(1) Book value(3) Rig(4)

Closing Expanding 300 Series Market Penetration and Overall Fleet Utilization Improving and Constructive Market Fundamentals 100% Super-Spec Pad Optimal Fleet 100% Fleet Carbon Reducing Enabled Expanding Margins Free Cash Flow Growth / Yields 25

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